Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (“Amendment”), dated as of August 21, 2007, among LENNAR CORPORATION, a Delaware corporation (the “Borrower”), the Lenders that are identified on the signature pages hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders identified on the signature pages hereto, certain other Lenders and Administrative Agent are parties to that certain Credit Agreement dated as of July 21, 2006 (as it may be amended, renewed and restated from time to time, the “Credit Agreement”) (all capitalized terms not defined herein shall have the meanings given such terms in the Credit Agreement);

WHEREAS, the Borrower and the Required Lenders have heretofore executed and delivered two letter agreements, dated March 1, 2007 and May 23, 2007, respectively, amending the Credit Agreement (the “Letter Amendments”);

WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement to incorporate in a comprehensive amendment the Letter Amendments, to modify certain provisions of the Credit Agreement and for other purposes hereinafter set forth;

NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree as follows:

1. Amendment of Article I.

(a) The following defined terms in Article I of the Credit Agreement are hereby amended and restated as follows:

“Consolidated EBITDA” means, for any period, the Consolidated Net Income of the Loan Parties plus, to the extent deducted from revenues in determining Consolidated Net Income, (a) Consolidated Interest Expense, (b) expense for income taxes paid or accrued, (c) depreciation, (d) amortization, (e) extraordinary losses incurred other than in the ordinary course of business and (f) all non-cash charges and expenses (including but not limited to asset impairment charges for inventory, investments in Joint Ventures, goodwill, receivables and option deposit forfeitures), minus, to the extent included in Consolidated Net Income, (i) extraordinary gains realized other than in the ordinary course of business, (ii) all non-cash gains and credits and (iii) interest income, all calculated for the Loan Parties (and excluding the Mortgage Banking Subsidiaries and any other Subsidiary of the Borrower that is not a Loan Party) on a consolidated basis.

“Consolidated Interest Incurred” means, for any period, the aggregate amount (without duplication and determined in each case in accordance with GAAP) of (a) interest (excluding interest on Indebtedness of a Loan Party to another Loan Party)

incurred on Indebtedness, whether such interest was expensed, capitalized, paid or accrued by any of the Loan Parties (and excluding the Mortgage Banking Subsidiaries and any other Subsidiary of the Borrower that is not a Loan Party) during such period, including (i) original issue discount and non-cash interest payments or accruals, (ii) the interest portion of all deferred payment obligations that constitute Indebtedness, and (iii) all commissions, discounts and other fees and charges owed with respect to bankers’ acceptances and letter of credit financings and interest swap and Hedging Obligations, in each case to the extent attributable to such period, but excluding premiums paid on prepayment of Indebtedness, less (b) interest income of the Loan Parties, including, but not limited to, interest on notes receivable, plus (c) the amount of dividends accrued or payable by the Loan Parties (and excluding the Mortgage Banking Subsidiaries and any other Subsidiary of the Borrower that is not a Loan Party) in respect of Disqualified Capital Stock (excluding any amount payable to any Loan Party), which amount shall be “grossed up” to include applicable taxes on income that would be used to pay such dividends, provided, however, that interest, dividends or other payments or accruals of a consolidated Subsidiary that is not wholly owned shall be included only to the extent of the interest of such Person in such Subsidiary. For purposes of this definition, interest on Capitalized Lease Obligations shall be deemed to accrue at an interest rate reasonably determined by the Borrower to be the rate of interest implicit in such Capitalized Lease Obligations in accordance with GAAP.

“Indebtedness” of any Person means, without duplication, (a) all liabilities and obligations, contingent or otherwise, of such Person, (i) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (ii) evidenced by bonds, notes, debentures or similar instruments, (iii) representing the balance deferred and unpaid of the purchase price of any property or services, except those incurred in the ordinary course of its business that would constitute ordinarily a trade payable to trade creditors (but specifically excluding from such exception the deferred purchase price of Real Estate), (iv) evidenced by bankers’ acceptances, (v) consisting of obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (vi) consisting of Capitalized Lease Obligations (including any Capitalized Leases entered into as a part of a sale/leaseback transaction), (vii) consisting of liabilities and obligations under any receivable sales transactions, (viii) consisting of a Letter of Credit (other than a Performance Letter of Credit or surety bond) or a reimbursement obligation of such Person with respect to any Letter of Credit (other than a Performance Letter of Credit or surety bond), (ix) consisting of Hedging Obligations, (x) consisting of Off-Balance Sheet Liabilities or (xi) consisting of Contingent Obligations; and (b) obligations of such Person to purchase Securities or other property arising out of or in connection with the sale of the same or substantially similar securities or property. With respect to the Borrower, Indebtedness includes, without limitation of the foregoing, (x) the Loans and (y) the maximum contractual liability (whether actual or contingent) from recourse obligations, repayment guaranties and Maintenance Guaranties of the Borrower or any of its Subsidiaries with respect to Indebtedness (other than Joint Venture Non-Recourse Indebtedness) of any Joint Venture.

“Leverage Ratio” means a fraction (expressed as the percentage equivalent), the numerator of which is an amount equal to (i) Consolidated Indebtedness less (ii) seventy-five percent (75%) of the notional principal amount of all Joint Venture Reimbursement Obligations, plus (iii) ten percent (10%) of the notional principal amount of all Joint Venture Non-Recourse Indebtedness (excluding any principal amount not advanced to the Joint Venture at the time of such computation) with respect to which any Loan Party has delivered a Completion Guaranty, less (iv) the lesser of (A) $500,000,000 and (B) unrestricted cash of the Loan Parties in excess of $15,000,000, and the denominator of which is (1) Consolidated Indebtedness, less (2) an amount equal to seventy-five percent (75%) of the notional principal amount of all Joint Venture Reimbursement Obligations, plus (3) ten percent (10%) of the notional principal amount of all Joint Venture Non-Recourse Indebtedness (excluding any principal amount not advanced to the Joint Venture at the time of such computation) with respect to which any Loan Party has delivered a Completion Guaranty, plus (4) Adjusted Consolidated Tangible Net Worth plus (5) the lesser of (A) fifty percent (50%) of Subordinated Debt and (B) $300,000,000.

(b) The following defined terms are hereby added to Article I of the Credit Agreement:

“Completion Guaranty” means a guaranty of completion of specified improvements to real property.

“Interest Coverage Test” is defined in Section 7.02(b)(i).

“Joint Venture Non-Recourse Indebtedness” means Indebtedness of a Joint Venture for which neither the Borrower nor any of its Subsidiaries has liability (actual or contingent) other than liability of the Borrower or any Subsidiary under (a) a Completion Guaranty or (b) with respect to customary non-recourse exceptions, including without limitation fraud and environmental liability.

“Joint Venture Reimbursement Obligations” means, in the case of the Indebtedness of any Joint Venture, the obligation of any partner or joint venturer not affiliated with the Borrower or any Subsidiary to reimburse the Borrower or a Subsidiary for liabilities that it may incur in connection with a guaranty of any Indebtedness of such Joint Venture.

“Leverage Covenant” is defined in Section 7.02(b).

“Maintenance Guaranty” means a guaranty to maintain the principal balance of a loan at no greater than a specified percentage of the value or cost of specified collateral.

“Permitted Leverage Ratio” means a Leverage Ratio of 60%, as such amount may hereafter be adjusted from time to time as provided in Section 7.02(b)(i) and (ii).

2. Article VII.

(a) Section 7.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

SECTION 7.01. Minimum Adjusted Consolidated Tangible Net Worth. Permit Adjusted Consolidated Tangible Net Worth at any time to be less than the sum of (a) $2,903,000,000, plus (b) an amount equal to the amount (if any) by which (i) 50% of the cumulative amount of positive Consolidated Net Income of the Loan Parties for each fiscal quarter of the Borrower ending after November 30, 2004 for which the Loan Parties, taken as a whole, had positive Consolidated Net Income exceeds (ii) the aggregate amount paid by the Borrower after November 30, 2004 to purchase or redeem its equity Securities, plus (c) an amount equal to 50% of the aggregate amount of the increase in Adjusted Consolidated Tangible Net Worth resulting from the issuance of equity Securities of the Borrower after November 30, 2004. For purposes of this Section 7.01, the term “Consolidated Net Income,” shall be determined without adding back to net income any losses from asset impairment charges for inventory, investments in Joint Ventures, goodwill, receivables and option deposit forfeitures.

(b) Section 7.02(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b) Leverage Ratio. Permit, at any time from and after the fiscal quarter of the Borrower ending August 31, 2007, the Leverage Ratio to exceed the then applicable Permitted Leverage Ratio (the “Leverage Covenant”).

(i) Interest Coverage Test. If for any two (2) consecutive fiscal quarters Borrower shall fail to maintain an Interest Coverage Ratio of at least 2.0 to 1.0 (the “Interest Coverage Test”), then the Permitted Leverage Ratio to be in effect in the next fiscal quarter shall be decreased as follows: (A) if the Permitted Leverage Ratio for the prior fiscal quarter (i.e., the fiscal quarter immediately preceding the fiscal quarter in which the Permitted Leverage Ratio is being decreased) was 60%, the Permitted Leverage Ratio shall be decreased by 5% and (B) if the Permitted Leverage Ratio for such prior fiscal quarter was less than 60%, the Permitted Leverage Ratio shall be decreased by 2.5%.

(ii) Adjustment of Permitted Leverage Ratio. If at any time at which the Permitted Leverage Ratio is less than 60%, the Borrower shall have satisfied the Interest Coverage Test (which for purposes of this Section 7.02(b)(ii) shall be deemed satisfied only if, on the same day on which the Borrower satisfies the Interest Coverage Test, the Borrower is also in compliance with the Leverage Covenant), then the Permitted Leverage Ratio, effective as of the fiscal quarter immediately following the fiscal quarter with respect to which the Borrower shall have so satisfied the Interest Coverage Test, shall be increased (as applicable) as follows:

(A) if the Interest Coverage Test is satisfied as of a date on which the Permitted Leverage Ratio is 55% or greater, the Permitted Leverage Ratio for the next fiscal quarter shall be increased to 60%;

(B) subject to clauses (A) above and (F) below, if the Interest Coverage Ratio as of the last day of any fiscal quarter is greater than or equal to 2.0 to 1.0 but less than 2.5 to 1.0, the Permitted Leverage Ratio for the next fiscal quarter shall be increased by 2.5%;

(C) subject to clauses (A) above and (F) below, if the Interest Coverage Ratio as of the last day of any fiscal quarter is greater than or equal to 2.5 to 1.0 but less than 3.0 to 1.0, the Permitted Leverage Ratio for the next fiscal quarter shall be increased by 5%;

(D) subject to clauses (A) above and (F) below, if the Interest Coverage Ratio as of the last day of any fiscal quarter is greater than or equal to 3.0 to 1.0 but less than 4.0 to 1.0, the Permitted Leverage Ratio for the next fiscal quarter shall be increased by 10%;

(E) if the Interest Coverage Ratio as of the last day of any fiscal quarter is greater than or equal to 4.0 to 1.0 the Permitted Leverage Ratio for the next fiscal quarter shall be increased to 60%; and

(F) in no event shall the Permitted Leverage Ratio exceed 60%.

(iii) Measure of Compliance. The determination of the Interest Coverage Ratio shall be made from the then most recent annual or quarterly financial statements of the Borrower delivered by the Borrower to the Administrative Agent pursuant to Section 6.04(a) or 6.04(b). A failure to satisfy the Interest Coverage Test alone shall not constitute an Event of Default or an Unmatured Default.

(c) Section 7.02(c) of the Credit Agreement is hereby deleted.

3. Pricing Grid. The Pricing Grid is hereby amended by adding at the end thereof the following:

Notwithstanding the foregoing, at any time at which the Interest Coverage Ratio is less than 2.0 to 1.0, the Applicable Margin for Eurodollar Loans and LC Fee Rate determined as provided above shall be increased based upon the Interest Coverage Ratio as follows:

Interest Coverage Ratio	Less than 2.0 to 1.0 but greater than or equal to 1.5 to 1.0	Less than 1.5 to 1.0 but greater than or equal to 1.0 to 1.0	Less than 1.0 to 1.0
Increase in Applicable Margin for Eurodollar Loans and LC Fee Rate	0.125%	0.25%	0.375%

The determination of the Interest Coverage Ratio shall be made from the then most recent annual or quarterly financial statements of the Borrower delivered by the Borrower to the Administrative Agent pursuant to Section 6.04(a) or 6.04(b) and reported by Borrower to the Administrative Agent on a quarterly basis through a certificate pursuant to Section 6.04(i). The adjustment, if any, to the Applicable Margin for Eurodollar Loans and the

LC Fee Rate shall take place on, and be effective from and after, the first Business Day after the date on which the Administrative Agent has received such certificate, and such adjustment shall be effective until the first Business Day after the date on which the Administrative Agent has received the following quarterly certificate.

In the event that any such financial statement or certificate is shown to be inaccurate (regardless of whether this Agreement is in effect or any Loans or Commitments are outstanding when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for Eurodollar Loans and LC Fee Rate for any period (an “Applicable Period”) than the Applicable Margin for Eurodollar Loans and LC Fee Rate actually applied for such Applicable Period, then (i) the Borrower shall immediately deliver to the Administrative Agent a correct certificate under Section 6.04(i) for such Applicable Period, (ii) the Applicable Margin for Eurodollar Loans and LC Fee Rate shall be determined at such higher Applicable Margin for Eurodollar Loans and LC Fee Rate for such Applicable Period, and (iii) the Borrower shall immediately pay to the Administrative Agent (for the benefit of the Lenders) the accrued additional interest and additional fees owing as a result of such higher Applicable Margin for Eurodollar Loans and LC Fee Rate for such Applicable Period

4. Conditions Precedent. This Amendment shall be effective as of the date (“Amendment Effective Date”) upon which the following conditions are satisfied:

(a) The Administrative Agent shall have received from the Borrower and the Required Lenders a counterpart of this Amendment signed on behalf of each such party.

(b) The Administrative Agent shall have received from the Guarantors the Consent and Agreement substantially in the form attached hereto as Exhibit A.

(c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization or formation, existence and good standing of the Borrower, the authorization of this Amendment and any other legal matters relating to the Borrower, the Agreement or this Amendment, all in form and substance satisfactory to the Administrative Agent and its counsel.

(d) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

5. Representations and Warranties.

(a) The following new Section 4.24 is added to the Credit Agreement:

SECTION 4.24. Certain Financial Determinations. Without limitation of any other provisions of this Agreement or any financial statements or certificates delivered by the Borrower pursuant to this Agreement, the determination of (a) whether

Indebtedness of any Loan Party is Non-Recourse Indebtedness and the amount thereof, (b) whether Indebtedness of any Joint Venture is Joint Venture Non-Recourse Indebtedness and the amount thereof, (c) the notional principal amount of Joint Venture Non-Recourse Indebtedness with respect to which any Loan Party has delivered a Completion Guaranty, and (d) the notional principal amount of any Joint Venture Reimbursement Obligations, made in any financial statements or certificates delivered by or on behalf of the Borrower pursuant to this Agreement shall be true and correct.

(b) The Borrower hereby represents and warrants that as of the date hereof:

(i) The representations and warranties of the Borrower set forth in Article IV of the Credit Agreement are true and correct, provided, however, that for the purposes hereof, the reference in Section 4.03 of the Credit Agreement to “Borrower Audited Financial Statements” shall be deemed to refer to the annual audited financial statements most recently delivered by the Borrower pursuant to Section 6.04(a) of the Credit Agreement as of the date hereof and the reference in Section 4.03 of the Credit Agreement to “Borrower Unaudited Financial Statements” shall be deemed to refer to the quarterly unaudited financial statements most recently delivered by the Borrower pursuant to Section 6.04(b) of the Credit Agreement as of the date hereof.

(ii) There exists no Event of Default or Unmatured Default.

6. Ratification. This Amendment supersedes the Letter Amendments. The Credit Agreement, as amended hereby, is hereby ratified and remains in full force and effect.

7. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement and any of the parties hereto may execute this Amendment by signing any such counterpart.

8. Choice of Law. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York but giving effect to federal laws applicable to national banks.

IN WITNESS WHEREOF, the Borrower and the Lenders have caused this Amendment to be duly executed as of the date first above written.

Borrower:

LENNAR CORPORATION

By:	/s/ Jonathan M. Jaffe
Name:	Jonathan M. Jaffe
Title:	COO/Vice President

Lenders:

JPMORGAN CHASE BANK, N.A.,
As Lender and Administrative Agent

By:	/s/ Kimberly L. Turner
Name:	Kimberly L. Turner
Title:	Executive Director

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

BANK HAPOALIM B.M.

By:	/s/ James P. Surless
Name:	James P. Surless
Title:	Vice President

By:	/s/ Charles McLaughlin
Name:	Charles McLaughlin
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

BANK OF AMERICA, N.A.

By:	/s/ Mark W. Lariviere
Name:	Mark W. Lariviere
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

BANK OF COMMUNICATIONS CO., LTD. NEW YORK BRANCH

By:	/s/ Shelley He
Name:	Shelley He
Title:	Deputy General Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

BANKUNITED, FSB

By:	/s/ Fernando X. Gomez
Name:	Fernando X. Gomez
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

BARCLAYS BANK PLC

By:	/s/ Esther Carr
Name:	Esther Carr
Title:	Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

BNP PARIBAS

By:	/s/ Melissa Balley
Name:	Melissa Balley
Title:	Vice President

By:	/s/ Angela Bentley-Arnold
Name:	Angela Bentley-Arnold
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

CALIFORNIA BANK & TRUST

By:	/s/ Aegea Herring
Name:	Aegea Herring
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

CALYON NEW YORK BRANCH

By:	/s/ Samuel L. Hill
Name:	Samuel L. Hill
Title:	Managing Director and Regional Head

By:	/s/ Robert Smith
Name:	Robert Smith
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH

By:	/s/ Carol Sun
Name:	Carol Sun
Title:	VP & AGM

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

CITICORP NORTH AMERICA, INC.

By:	/s/ Tucker R. Borden
Name:	Tucker R. Borden
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

CITY NATIONAL BANK, a national banking association

By:	/s/ Xavier Barrera
Name:	Xavier Barrera
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

COMERICA BANK

By:	/s/ Charles Weddell
Name:	Charles Weddell
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

COMMERCEBANK N.A.

By:	/s/ Gerald K. Hutchison
Name:	Gerald K. Hutchison
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:	/s/ Edward C.A. Forsberg, Jr.
Name:	Edward C.A. Forsberg, Jr.
Title:	Senior Vice President & Manager

By:	/s/ David A. Bennett
Name:	David A. Bennett
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

COUNTRYWIDE BANK, F.S.B.

By:	/s/ Doug Dixon
Name:	Doug Dixon
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

COMPASS BANK

By:	/s/ C. French Yarbrough
Name:	C. French Yarbrough
Title:	SVP

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Omayra Laucella
Name:	Omayra Laucella
Title:	Vice President

By:	/s/ Carin Keegan
Name:	Carin Keegan
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

FIFTH THIRD BANK, a Michigan Banking Corporation

By:	/s/ John A. Marian
Name:	John A. Marian
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH

By:	/s/ Larry Jen-Yu Lai
Name:	Larry Jen-Yu Lai
Title:	SAVP & Deputy General Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

FORTIS BANK S.A./N.V., CAYMAN ISLANDS BRANCH

By:	/s/ Laurie Albright
Name:	Laurie Albright
Title:	Loan Closer

By:	/s/ Mason Chase
Name:	Mason Chase
Title:	AVP

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

GUARANTY BANK

By:	/s/ Ross Evans
Name:	Ross Evans
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

HSBC BANK USA, N.A.

By:	/s/ Michael Swadler
Name:	Michael Swadler
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

ISRAEL DISCOUNT BANK OF NEW YORK

By:	/s/ Dilian G. Schulz
Name:	Dilian G. Schulz
Title:	Senior Vice President

By:	/s/ Christopher Mende
Name:	Christopher Mende
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Jim A. Pape
Name:	Jim A. Pape
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

LLOYDS TSB BANK PLC

By:	/s/ Deborah Carlson
Name:	Deborah Carlson
Title:	Director

By:	/s/ Carlos Lopez
Name:	Carlos Lopez
Title:	Associate Director

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Laurel Magruder
Name:	Laurel Magruder
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

MALAYAN BANKING BERHAD,
NEW YORK BRANCH

By:	/s/ Fauzi Zulkifli
Name:	Fauzi Zulkifli
Title:	General Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

MIDFIRST BANK, a Federally Chartered
Savings Association

By:	/s/ Todd G. Wright
Name:	Todd G. Wright
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Yasuo Imaizumi
Name:	Yasuo Imaizumi
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

NATIXIS (f/k/a NATEXIS BANQUES POPULAIRES)

By:	/s/ Natalie Trojan
Name:	Natalie Trojan
Title:	Director-Real Estate Finance

By:	/s/ Zineb Bouazzaoui
Name:	Zineb Bouazzaoui
Title:	Associate-Real Estate Finance

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

THE NORINCHUKIN BANK,
NEW YORK BRANCH

By:	/s/ Noritsugu Sato
Name:	Noritsugu Sato
Title:	General Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Luis Donoso
Name:	Luis Donoso
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

RBC CENTURA BANK, a North Carolina corporation

By:	/s/ Maria Ziegler
Name:	Maria Ziegler
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

REGIONS BANK

By:	/s/ Daniel McClurkin
Name:	Daniel McClurkin
Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ William McGinty
Name:	William McGinty
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

SOCIETE GENERALE

By:	/s/ Melissa A. Goeden
Name:	Melissa A. Goeden
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

SUNTRUST BANK

By:	/s/ W. John Wendler
Name:	W. John Wendler
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

UBS LOAN FINANCE LLC

By:	/s/ Iria R. Otsa
Name:	Iria R. Otsa
Title:	Associate Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH LENNAR

CORPORATION

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ R. Scott Holtzapple
Name:	R. Scott Holtzapple
Title:	Senior Vice President